                                                                      Exhibit 24



                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of J. C. PENNEY COMPANY, INC., a Delaware corporation ("Company"), which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, a Registration Statement on Form S-3 (or any appropriate form then in effect) for the registration of the Company's debt securities (which may include debt securities, together with warrants or other rights to purchase or otherwise acquire debt securities), hereby constitutes and appoints C. R. Lotter, D. A. McKay, and R. E. Northam, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to each of them to act without the others, for him or her and in his or her name, place, and stead, in any and all capacities, to sign said Registration Statement and Prospectus and Prospectus Supplements, which are about to be filed, and any and all subsequent amendments thereto (including, without limitation, any post-effective amendments thereto ("Registration Statement")) and to file said Registration Statement so signed, with all exhibits thereto, and any and all documents in connection therewith, and to appear before the Commission in connection with any matter relating to said Registration Statement, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 9th day of March, 1994.




/s/ W. R. Howell                                /s/ R. E. Northam
- ------------------------------                  --------------------------------
W. R. Howell                                    R. E. Northam
Chairman of the Board                           Executive Vice President and
(principal executive officer);                  Chief Financial Officer
Director                                        (principal financial officer)





                                                /s/ L. A. Gispanski
                                                --------------------------------
                                                L. A. Gispanski
                                                Vice President and Controller
                                                (principal accounting officer)

/s/ M. A. Burns                                    /s/ A. K. Pye
- ------------------------------                     ---------------------------
M. A. Burns                                        A. K. Pye
Director                                           Director




/s/ C. H. Chandler                                 /s/ C. S. Sanford, Jr.
- ------------------------------                     ---------------------------
C. H. Chandler                                     C. S. Sanford, Jr.
Director                                           Director




/s/ V. E. Jordan, Jr.                              /s/ J. D. Williams
- ------------------------------                     ---------------------------
V. E. Jordan, Jr.                                  J. D. Williams
Director                                           Director




/s/ George Nigh                                    /s/ Boris Yavitz
- ------------------------------                     ---------------------------
George Nigh                                        Boris Yavitz
Director                                           Director



/s/ J. C. Pfeiffer
- ------------------------------
J. C. Pfeiffer
Director

                           J. C. PENNEY COMPANY, INC.

                       CERTIFICATE OF ASSISTANT SECRETARY

     I, T. M. Comerford, an Assistant Secretary of J. C. PENNEY COMPANY, INC., a Delaware corporation ("Company"), DO HEREBY CERTIFY that attached hereto as Exhibit A is a true and correct copy of a resolution duly adopted by the Board of Directors of the Company at a meeting duly called and held on March 9, 1994, at which a quorum was present and acting throughout, and said resolution has not been modified or rescinded but remains in full force and effect on the date hereof.

     IN WITNESS WHEREOF, I have hereunto affixed my signature and the corporate seal of the Company this 25th day of April, 1994.

                                            /s/  T. M. COMERFORD
                                                    Assistant Secretary

[SEAL]

                                                                       EXHIBIT A

     RESOLVED that in connection with the issuance and sale in the international capital markets or in the United States, or in a combination of both, of Securities registered with the Securities and Exchange Commission, L.
A. Gispanski, C. R. Lotter, D. A. McKay, and R. E. Northam be, and each of them, with full power to act without the others, hereby is, appointed as the attorney for the Company, with full power of substitution and resubstitution, for and in the name, place, and stead of the Company, to sign and file a Registration Statement on Form S-3 (or any appropriate form then in effect), as approved by the Special Finance Comittee, for the registration under the 1933 Act of such Securities, and any and all subsequent amendments (including, without limitation, any and all post-effective amendments) to said Registration Statement, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such Securities, or said Registration Statement, and with full power and authority to do and perform any and all things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney or any such substitute; that C. R. Lotter be, and he hereby is, appointed agent for service of process in connection with said Registration Statement and any amendments thereto; and that the officers of the Company be, and each of them hereby is, authorized in the name and on behalf of the Company, to execute a power of attorney evidencing the foregoing appointment;